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                                                                    EXHIBIT 23.2

                               ARTHUR ANDERSEN LLP

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our report dated August 24, 1999 included in ShopNow.com Inc.'s Form S-1 (File No. 333-80981), and our report dated November 24, 1999 included in the Form 8-K/A of ShopNow.com, and to all references to our Firm included in this registration statement.

                                         /s/ Arthur Andersen LLP

Seattle, Washington
December 7, 1999


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